UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOWERSTREAM CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on November 2, 2012

88 Silva Lane, Middletown, Rhode Island 02842

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at http://viewproxy.com/towerstream/2012/.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 25, 2012 to facilitate timely delivery. If you do not request a copy, you will not receive a paper copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON

To the Stockholders of TOWERSTREAM CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders of Towerstream Corporation will be held on November 2,

2012 at 9:00 a.m. Eastern Time at 88 Silva Lane, Middletown Rhode Island 02842 for the following purposes:

1. Election of five (5) directors:

(01) Philip Urso, (02) Jeffrey M. Thompson, (03) Howard L. Haronian, M.D., (04) Paul Koehler, and (05) William J. Bush

2. Amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 70,000,000 to 95,000,000.

3. Amendment of the Company’s 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from
2,500,000 to 5,000,000.

4. Ratification of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

5. Non-binding advisory vote on the compensation of the Company’s executive officers.

6. Non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation.

7. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 through 5 and
3 YEARS for Proposal 6.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Material for this annual meeting and future meetings may be requested by one of the following methods:

By logging on to http://viewproxy.com/towerstream/2012/ Have the 11 digit control number available when you access the website and follow the instructions.

Call 1-877-777-2857 TOLL FREE

By email at:requests@viewproxy.com
*

If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

TOWERSTREAM CORPORATION

88 Silva Lane, Middletown, Rhode Island 02842

The following proxy materials are available to you for review at: http://viewproxy.com/towerstream/2012/

•	the Company’s Annual Report for the year ended December 31, 2011,
•	the Company’s 2012 Proxy Statement,
•	the Proxy Card, and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

 You must reference your control number to vote by Internet or request a paper copy of the proxy materials

You May Vote Your Proxy When You View The Material On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://viewproxy.com/towerstream/2012/

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.